UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 4, 2013

Date of Report (Date of earliest event reported)

TITANIUM METALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14368	13-5630895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700,

Dallas, Texas 75240-2697

(Address of principal executive offices, including zip code)

(972) 233-1700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on November 9, 2012, Titanium Metals Corporation, a Delaware corporation (the “Company”), Precision Castparts Corp. (“Parent”) and ELIT Acquisition Sub Corp. (“Purchaser”), a wholly owned subsidiary of Parent, entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and subject to the conditions thereof, Purchaser commenced a tender offer to purchase all outstanding shares of the common stock of the Company (the “Shares”) at a price of $16.50 per Share, net to the seller in cash, without interest thereon and less any required withholding of taxes, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 20, 2012 (as amended or supplemented, the “Offer to Purchase”), and the related Letter of Transmittal (which, together with the Offer to Purchase, constituted the “Offer”). The Offer, as extended, expired at 5:00 p.m., New York City time, on December 20, 2012. Following the acceptance of Shares by Purchaser, the Company became a subsidiary of Parent.

Following the expiration of the Offer, Purchaser commenced a subsequent offering period of the Offer to acquire all remaining untendered Shares, which expired at 5:00 p.m., New York City time, on January 4, 2013. Based on the information provided by the depositary for the Offer, Purchaser accepted for payment a total of 7,711,288 Shares that were validly tendered in the subsequent offering period of the Offer, representing approximately 4.4% of the Company’s outstanding Shares. Together with the Shares purchased in the initial offering period, as of January 4, 2013, Purchaser owned a total of 158,231,903 Shares, representing approximately 90.4% of the outstanding Shares.

Based on the per Share price and the number of Shares validly tendered and accepted for payment at the expiration of the subsequent offering period of the Offer, the value of the Shares purchased by Purchaser in connection with the subsequent offering period of the Offer was $127,236,252. Parent funded the purchase of the tendered Shares from the proceeds of its previously announced $3.0 billion note offering pursuant to an Underwriting Agreement, dated December 17, 2012, with the several underwriters named therein, for whom Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wells Fargo Securities, LLC acted as representatives.

On January 7, 2013, pursuant to the terms and conditions of the Merger Agreement, Purchaser merged with and into the Company (the “Merger”) with the Company surviving the Merger as a wholly owned subsidiary of Parent. At the effective time of the Merger (the “Effective Time”), all remaining outstanding Shares not tendered in the Offer (other than Shares owned by Parent, Purchaser or the Company or Shares held by Company stockholders, if any, who are entitled to and properly exercise appraisal rights under Delaware law) were acquired for cash at the same $16.50 per Share price, without interest and subject to applicable withholding taxes, that was paid in the Offer.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K/A filed with the Securities and Exchange Commission (the “SEC”) on November 14, 2012 and incorporated herein by reference.

On January 7, 2013, Parent issued a press release announcing the completion of the subsequent offering period, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. On January 8, 2013, Parent issued a press release announcing the completion of the Merger, a copy of which is included as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 8, 2013, at the Company’s request, the NYSE filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended, on Form 25 thereby effecting the delisting of the Shares from the NYSE.

Item 3.03. Material Modification to Rights of Security Holders.

At the Effective Time, each issued and outstanding Share of the Company (other than Shares owned by Parent, Purchaser or the Company or Shares held by Company stockholders, if any, who are entitled to and properly exercise appraisal rights under Delaware law) not tendered pursuant to the Offer was converted into the right to receive the same $16.50 per Share price, without interest and subject to applicable withholding taxes, that was paid in the Offer.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Agreements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the directors and officers of Purchaser immediately prior to the Effective Time became the directors and officers of the Company. Accordingly, Keith R. Coogan, Gen. Thomas P. Stafford, Paul J. Zucconi, Kirk G. Pulley and Steven C. Blackmore resigned as directors of the Company effective as of the Effective Time.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Precision Castparts Corp. on January 7, 2013 (incorporated herein by reference to Exhibit (a)(5)(S) to Amendment No. 8 to Precision Castparts Corp.’s Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission on January 7, 2013).

99.2	Press Release issued by Precision Castparts Corp. on January 8, 2013 (incorporated herein by reference to Exhibit 99.2 to Precision Castparts Corp.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 8, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM METALS CORPORATION

January 8, 2013	By:	/s/ Shawn R. Hagel
Shawn R. Hagel
Executive Vice President, Chief Financial Officer and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Precision Castparts Corp. on January 7, 2013 (incorporated herein by reference to Exhibit (a)(5)(S) to Amendment No. 8 to Precision Castparts Corp.’s Tender Offer Statement on Schedule TO filed with the Securities and Exchange Commission on January 7, 2013).

99.2	Press Release issued by Precision Castparts Corp. on January 8, 2013 (incorporated herein by reference to Exhibit 99.2 to Precision Castparts Corp.’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 8, 2013).